SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 14, 2002
Date of Report (Date of earliest event reported)

Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File Number)	(IRS Employer Identification No.)

501 Sycamore Dr., Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

ITEM 9.  Regulation FD Disclosure.

On August 14, 2002, each of Michael A. Brown, Chief Executive Officer of the Company (the Company’s principal executive officer), and Michael J. Lambert, Chief Financial Officer of the Company (the Company’s principal financial officer), submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of these statements is attached hereto as Exhibits 99.1 and 99.2, respectively.

On August 14, 2002, Messrs. Brown and Lambert also provided the certification required pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002). A copy of this certification is attached hereto as Exhibit 99.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/ MICHAEL J. LAMBERT
Michael J. Lambert Executive Vice President, Chief Financial Officer

Dated:    August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002

Exhibit 99.2	Statement Under Oath of Principal Financial Officer dated August 14, 2002

Exhibit 99.3	Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 dated August 14, 2002